________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 3, 2023

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.
(a-b) The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on April 3, 2023 are as follows.

1.	Election of Directors:	For	Against	Abstentions	Broker Non-Votes
	Mary T. Barra	1,082,712,132	40,260,933	29,260,272	246,275,740
	Safra A. Catz	1,124,101,969	21,860,641	6,270,727	246,275,740
	Amy L. Chang	1,102,103,322	20,694,100	29,435,915	246,275,740
	Francis A. deSouza	1,092,226,941	30,390,418	29,615,978	246,275,740
	Carolyn N. Everson	1,127,907,213	20,392,822	3,933,302	246,275,740
	Michael B.G. Froman	1,091,045,671	31,309,882	29,877,784	246,275,740
	Robert A. Iger	1,111,066,881	38,023,424	3,143,032	246,275,740
	Maria Elena Lagomasino	1,045,572,065	77,145,634	29,515,638	246,275,740
	Calvin R. McDonald	1,090,864,368	31,294,850	30,074,119	246,275,740
	Mark G. Parker	1,045,824,057	76,772,979	29,636,301	246,275,740
	Derica W. Rice	1,060,805,797	61,304,069	30,123,471	246,275,740

		For	Against	Abstentions
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants	1,311,359,484	57,138,272	30,011,320

		For	Against	Abstentions	Broker Non-Votes
3.	Advisory vote to approve executive compensation	994,691,796	125,442,603	32,098,938	246,275,740

		One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
4.	Advisory vote on the frequency of advisory votes on executive compensation	1,126,746,433	3,853,470	15,468,333	6,165,100	246,275,740

		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal requesting a report on operations related to China	82,010,559	1,024,266,893	45,955,885	246,275,740

		For	Against	Abstentions	Broker Non-Votes
6.	Shareholder proposal requesting charitable contributions disclosure	85,360,199	1,062,900,765	3,972,373	246,275,740

		For	Against	Abstentions	Broker Non-Votes
7.	Shareholder proposal requesting a political expenditures report	417,542,731	731,761,347	2,929,258	246,275,740

(d) On April 3, 2023, following the Registrant’s annual meeting of shareholders, the Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be presented for a vote by shareholders of the Registrant at each annual shareholder meeting until such time as the Board of Directors determines to change the frequency of such votes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Associate General Counsel and Secretary
Dated: April 4, 2023